                                                                    Exhibit 10.3

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of February 1, 2002

                                      among

                Wells Fargo Bank Northwest, National Association,
                           not individually, except as
                            expressly stated herein,
                         but solely as the Owner Trustee
                           under the AOR Trust 1997-1,
                                as the Borrower,

                               The Several Lenders
                        from Time to Time Parties Hereto,

                                       and

                           FIRST UNION NATIONAL BANK,
                                  as the Agent,

                               US ONCOLOGY, INC.,
                 as the Guarantor and as a Tranche A Guarantor,

                                       and

                  The Various Parties Hereto from time to time,
                        as the other Tranche A Guarantors

                                TABLE OF CONTENTS

                                                                                           Page
SECTION 1A. AMENDMENT AND RESTATEMENT...................................................      1

SECTION 1.  DEFINITIONS.................................................................      1
    1.1     Definitions.................................................................      1
    1.2     Interpretation..............................................................      2

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS.............................................      2
    2.1     Loans.......................................................................      2
    2.2     Notes.......................................................................      2
    2.3     [Reserved]..................................................................      2
    2.4     Lender Facility Fees........................................................      2
    2.5     Acceleration of Loans.......................................................      3
    2.6     Prepayments and Payments....................................................      3
    2.7     Conversion and Continuation Options.........................................      3
    2.8     Interest Rates and Payment Dates............................................      4
    2.9     Computation of Interest.....................................................      5
    2.10    Pro Rata Treatment and Payments.............................................      5
    2.11    Notice of Amounts Payable; Mandatory Assignment.............................      6

SECTION 3.  REPRESENTATIONS AND WARRANTIES..............................................      7

SECTION 4.  CONDITIONS PRECEDENT........................................................      7
    4.1     Conditions to Effectiveness.................................................      7

SECTION 5.  COVENANTS...................................................................      7
    5.1     Other Activities............................................................      7
    5.2     Ownership of Properties, Indebtedness.......................................      7
    5.3     Disposition of Assets.......................................................      7
    5.4     Compliance with Operative Agreements........................................      8
    5.5     Further Assurances..........................................................      8
    5.6     Notices.....................................................................      8
    5.7     Discharge of Liens..........................................................      8
    5.8     Trust Agreement.............................................................      8

SECTION 6.  EVENTS OF DEFAULT...........................................................      9

SECTION 7.  THE AGENT...................................................................     11
    7.1     Appointment.................................................................     11
    7.2     Delegation of Duties........................................................     12
    7.3     Exculpatory Provisions......................................................     12
    7.4     Reliance by the Agent.......................................................     12
    7.5     Notice of Default...........................................................     13

    7.6     Non-Reliance on the Agent and Other Lenders.................................     13
    7.7     Indemnification.............................................................     14
    7.8     The Agent in Its Individual Capacity........................................     14
    7.9     Successor Agent.............................................................     14
    7.10    Actions of the Agent on Behalf of Holders...................................     15
    7.11    The Agent's Duty of Care....................................................     15
    7.12    Applicable Parties..........................................................     15

SECTION 8.  MATTERS RELATING TO PAYMENT AND COLLATERAL..................................     15
    8.1     Collection and Allocation of Payments and Other Amounts.....................     15
    8.2     Certain Remedial Matters....................................................     16
    8.3     Excepted Payments...........................................................     16

SECTION 8B. MATTERS RELATING TO GUARANTY OF TRANCHE A OBLIGATIONS.......................     16
    8B.1.   Tranche A Guaranty of Payment and Performance...............................     16
    8B.2.   Obligations Unconditional...................................................     16
    8B.3.   Modifications...............................................................     18
    8B.4.   Waiver of Rights............................................................     18
    8B.5.   Reinstatement...............................................................     19
    8B.6.   Remedies....................................................................     19
    8B.7.   Limitation of Tranche A Guaranty............................................     19
    8B.8.   Payment of Amounts to the Agent.............................................     19

SECTION 8C. MATTERS RELATING TO GUARANTY OF COMPANY OBLIGATIONS.........................     20
    8C.1.   Guaranty of Payment and Performance of Company Obligations..................     20
    8C.2.   Obligations Unconditional...................................................     20
    8C.3.   Modifications...............................................................     21
    8C.4.   Waiver of Rights............................................................     22
    8C.5.   Reinstatement...............................................................     22
    8C.6.   Remedies....................................................................     22
    8C.7.   Limitation of Guaranty......................................................     23
    8C.8.   Payment of Amounts to the Agent.............................................     23

SECTION 9   MISCELLANEOUS...............................................................     23
    9.1     Amendments and Waivers......................................................     23
    9.2     Notices.....................................................................     24
    9.3     No Waiver; Cumulative Remedies..............................................     24
    9.4     Survival of Representations and Warranties..................................     24
    9.5     Payment of Expenses and Taxes...............................................     24
    9.6     Successors and Assigns; Participations and Assignments......................     24
    9.7     Participations..............................................................     25
    9.8     Assignments.................................................................     26
    9.9     The Register; Disclosure; Pledges to Federal Reserve Banks..................     28
    9.10    Adjustments; Set-off........................................................     28
    9.11    Counterparts................................................................     29
    9.12    Severability................................................................     29

    9.13    Integration.................................................................     29
    9.14    GOVERNING LAW...............................................................     29
    9.15    SUBMISSION TO JURISDICTION; VENUE; ARBITRATION..............................     29
    9.16    Acknowledgements............................................................     29
    9.17    WAIVERS OF JURY TRIAL.......................................................     30
    9.18    Nonrecourse.................................................................     30
    9.19    USURY SAVINGS PROVISION.....................................................     31
    9.20    Acceptances and Agreements..................................................     32

SCHEDULES

Schedule 1.1 Commitments and Addresses of Lenders

EXHIBITS

Exhibit A-1  Form of Tranche A Note
Exhibit A-2  Form of Tranche B Note
Exhibit B    Form of Assignment and Acceptance

                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 1, 2002 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Agreement") is among WELLS FARGO BANK NORTHWEST, NATIONAL
                   ---------
ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the AOR Trust 1997-1 (the "Owner Trustee" or the
                                                   -------------
"Borrower"), the several banks and other financial institutions from time to
 --------
time parties to this Agreement (the "Lenders") and FIRST UNION NATIONAL BANK, a
                                     -------
national banking association, as a Lender and as the agent for the Lenders (the "Agent") and US ONCOLOGY, INC., a Delaware corporation, as the Guarantor and as
 -----
a Tranche A Guarantor, and the various other entities from time to time parties to the Agreement, as the other Tranche A Guarantors.

     The parties hereto hereby agree as follows:

                      SECTION 1A. AMENDMENT AND RESTATEMENT

     This Agreement amends and restates that certain Credit Agreement, dated as of December 30, 1997, as amended, modified, extended, supplemented, restated and/or replaced from time to time prior to the date hereof, among Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), not individually, except as expressly stated therein, but solely as Owner Trustee under the AOR Trust 1997-1, the several banks and other financial institutions from to time parties thereto and First Union National Bank, as the agent for the lenders thereunder.

                             SECTION 1. DEFINITIONS

     1.1  Definitions.
          -----------

     For purposes of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Amended and Restated Participation Agreement dated as
----------
of February 1, 2002 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among the Lessee, US Oncology, the
              -----------------------
various entities which are parties thereto from time to time, as the other Tranche A Guarantors, the Borrower, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and First Union National Bank, as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests. Unless otherwise indicated, references in this Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Agreement.

     1.2  Interpretation.
          --------------

     The rules of usage set forth in Appendix A to the Participation Agreement
                                     ----------
shall apply to this Agreement.

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

     2.1  Loans.
          -----

     (a) As of the Closing Date, pursuant to the Original Participation Agreement and the Existing Operative Agreements and subject to the terms and conditions of the Assignment Agreement, each Lender has made or holds Tranche A Loans and Tranche B Loans, respectively, in amounts equal to the Tranche A Commitments and the Tranche B Commitments of such Lender, as set forth on
Schedule 1.1 hereto.
------------

     (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Section 2.7. Further, any Loan by any Lender in an amount less than $100,000 shall be an ABR Loan.

     2.2  Notes.
          -----

     The Loans made by each Lender shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit A-1 in the case of the Tranche A
                                       -----------
Loans (each, a "Tranche A Note") or Exhibit A-2 in the case of the Tranche B
                --------------      -----------
Loans (each, a "Tranche B Note," and with the Tranche A Notes, the "Notes"),
                -------------                                       -----
with appropriate insertions as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the Tranche A Commitment or Tranche B Commitment, as the case may be, of such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence
                                                            ----- -----
of the accuracy of the information so recorded, provided, that the failure to
                                                --------
make any such recordation or any error in such recordation shall not affect the Borrower's obligations hereunder or under such Note. Each Note shall (i) be dated on or about the Closing Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of principal in accordance with Section 2.6(d) and the payment of interest in accordance with Section 2.8.

     2.3  [Reserved].

     2.4  Lender Facility Fees.
          --------------------

          Promptly after receipt from the Lessee of the payment of the Lender Facility Fee payable pursuant to Section 7.4 of the Participation Agreement, the Agent shall distribute such payments to the Lenders pro rata in accordance with their respective Commitments.

     2.5  Acceleration of Loans.
          ---------------------

     Upon any Acceleration pursuant to Section 6, the Borrower shall prepay all
                                       ---------
outstanding Loans, together with accrued unpaid interest thereon and all other amounts owing thereunder.

     2.6  Prepayments and Payments.
          ------------------------

     (a) Subject to Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement, the Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon at least three (3) Business Days' (in the case of Eurodollar Loans) and at least one (1) Business Day's (in the case of ABR Loans) irrevocable notice to the Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid may not be reborrowed.

     (b) If on any date the Agent or the Lessor shall receive any payment in respect of (i) any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (ii) the Termination Value of any Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) the Termination Value of any Property in connection with the exercise of any Purchase Option under Article XX of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, then in each case, the Borrower shall pay such amounts to the Agent and the Agent shall be required to apply and pay such amounts in accordance with the provisions of Section 8.7(b) of the Participation Agreement.

     (c) Each prepayment of the Loans pursuant to Section 2.6(a) shall be allocated to reduce the respective Loan Property Costs of all Properties pro
                                                                         ---
rata according to the Loan Property Costs of such Properties immediately before
----
giving effect to such prepayment. Each prepayment of the Loans pursuant to
Section 2.6(b) shall be allocated to reduce the Loan Property Cost of the Property or Properties subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to such prepayment.

     (d) The outstanding principal balance of the Loans and all other amounts then due and owing under this Agreement or otherwise with respect to the Loans shall be due and payable in full on the Maturity Date.

     2.7  Conversion and Continuation Options.
          -----------------------------------

     (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent (subject to the last proviso of Section 2.7(b)) at least one (1) Business Day's prior irrevocable notice of such election, provided, that any such conversion of Eurodollar
--------

Loans may only be made on the last day of an Interest Period with respect thereto, and provided, further, to the extent an Event of Default has occurred
             --------  -------
and is continuing on the last day of any such Interest Period, the applicable Eurodollar Loan shall automatically be converted to an ABR Loan. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three (3) Business Days' prior irrevocable notice of such election. Upon receipt of any such notice, the Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans or ABR Loans may be converted as provided herein, provided, that (i) no ABR Loan may be converted
                                 --------
into a Eurodollar Loan after the date that is one (1) month prior to the Maturity Date and (ii) such notice of conversion regarding any Eurodollar Loan shall contain an election by the Borrower of an Interest Period for such Eurodollar Loan to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term "Interest Period" including without limitation subparagraphs (A) through (D) thereof.

     (b) Subject to the restrictions set forth in Section 2.3 hereof, any Eurodollar Loan may be continued as such upon the expiration of the current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Agent, in accordance with the applicable notice provision for the conversion of ABR Loans to Eurodollar Loans set forth herein, of the length of the next Interest Period to be applicable to such Loans, provided, that no
                                                         --------
Eurodollar Loan may be continued as such after the date that is one (1) month prior to the Maturity Date, and provided further no Eurodollar Loans may be
                                -------- -------
continued as such if an Event of Default has occurred and is continuing as of the last day of the Interest Period for such Eurodollar Loan, and provided,
                                                                  --------
further, that if the Borrower shall fail to give any required notice as
-------
described above or otherwise herein, or if such continuation is not permitted pursuant to the proceeding proviso, such Loan shall automatically be converted to an ABR Loan on the last day of such then expiring Interest Period.

     2.8  Interest Rates and Payment Dates.
          --------------------------------

     (a) Subject to Section 9.19, the Loans outstanding hereunder from time to time shall bear interest at a rate per annum equal to either (i) with respect to a Eurodollar Loan, the Eurodollar Rate determined for the applicable Interest Period plus the Applicable Margin or (ii) with respect to an ABR Loan, the ABR plus the Applicable Margin, as selected by the Borrower in accordance with the provisions hereof; provided, however, (A) upon delivery by the Agent of the
                   --------  -------
notice described in Section 2.9(c), the Loans of each of the Lenders shall bear interest at the ABR plus the Applicable Margin applicable from time to time from and after the dates and during the periods specified in Section 2.9(c), (B) upon the delivery by a Lender of the notice described in Section 11.3(f) of the Participation Agreement, the Loans of such Lender shall bear interest at the ABR plus the Applicable Margin applicable from time to time from and after the dates and during the periods specified in Section 11.3(f) of the Participation Agreement and (C) in such other circumstances as expressly provided herein, the Loans shall bear interest at the ABR plus the Applicable Margin.

     (b) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is the lesser of (x) the then current rate of interest respecting such payment plus two percent (2%) and (y) the highest interest rate permitted by applicable law, in each case from the date of such non-payment until such amount is paid in full (whether after or before judgment).

     (c) Interest shall be payable in arrears on the applicable Scheduled Interest Payment Date, provided, that (i) interest accruing pursuant to
                       --------
paragraph (b) of this Section 2.8 shall be payable from time to time on demand and (ii) each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

     2.9  Computation of Interest.
          -----------------------

     (a) Whenever it is calculated on the basis of the Prime Lending Rate, interest shall be calculated on the basis of a year of three hundred sixty-five
(365) days (or three hundred sixty-six (366) days, as the case may be) for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the day on which such change becomes effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

     (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

     (c) If the Eurodollar Rate cannot be determined by the Agent in the manner specified in the definition of the term "Eurodollar Rate", the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. Until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, no further Eurodollar Loans shall be made or shall be continued as such at the end of the then current Interest Period nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

     2.10 Pro Rata Treatment and Payments.
          -------------------------------

     Subject to the provisions of Section 8.7 of the Participation Agreement and
Section 2.11(b) hereof, each payment (including without limitation each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts on the Loans then held by the Lenders. All payments (including without limitation prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, Charlotte, North Carolina time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in Section 9.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day; provided,
                                                                    --------
however, if such payment includes an amount of interest calculated with
-------
reference to the Eurodollar Rate and the result of such extension would be to extend such payment into another calendar month, then such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two (2) sentences, interest thereon shall be payable at the then applicable rate during such extension.

     2.11 Notice of Amounts Payable; Mandatory Assignment.
          -----------------------------------------------

     (a) In the event that any Lender becomes aware that any amounts are or will be owed to it pursuant to Sections 11.2(e), 11.3 or 11.4 of the Participation Agreement or that it is unable to make Eurodollar Loans for any of the reasons set forth in Section 11.3(f) of the Participation Agreement, then it shall promptly notify the Borrower, the Lessee and the Agent thereof and, as soon as possible thereafter, such Lender shall submit to the Borrower (with a copy to the Agent) a certificate indicating the amount owing to it and the calculation thereof. The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Borrower hereunder.

     (b) In the event that any Lender delivers to the Borrower a certificate in accordance with Section 2.11(a) in connection with amounts payable pursuant to Sections 11.2(e), 11.3 or 11.4 of the Participation Agreement or such Lender is required to maintain Loans as ABR Loans in accordance with Section 11.3(f) of the Participation Agreement then, subject to Section 9.1 of the Participation Agreement, the Borrower may, at its own expense (provided, such amounts shall be
                                                 --------
reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent) and in the discretion of the Borrower, (i) require such Lender to transfer or assign, in whole or (with such Lender's consent) in part, without recourse (in accordance with Section 9.8), all or (with such Lender's consent) part of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement from and after the effective date of such transfer or assignment to a replacement bank or institution if the Borrower (subject to Section 9.1 of the Participation Agreement and with the full cooperation of such Lender) can identify a Person who is ready, willing and able to be such replacement bank or institution with respect thereto and such replacement bank or institution (which may be another Lender) shall assume such assigned obligations, or (ii) prepay all outstanding Loans of such Lender; provided, however, that (x) subject to Section 9.1 of the
                      --------  -------
Participation Agreement, the Borrower or such replacement bank or institution, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder (and, if such Lender is also a Holder, all Holder Advances and Holder Yield accrued and unpaid thereon) and (y) such assignment or prepayment of Loans does not conflict with any law, rule or regulation or order of any court or Governmental Authority.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Lenders to enter into this Agreement, each of the Trust Company and the Owner Trustee hereby makes and affirms the representations and warranties set forth in Section 6.1 of the Participation Agreement to the same extent as if such representations and warranties were set forth in this Agreement in their entirety.

                        SECTION 4. CONDITIONS PRECEDENT

     4.1  Conditions to Effectiveness.
          ---------------------------

     The effectiveness of this Agreement is subject to the satisfaction of all conditions precedent set forth in Section 5.3 of the Participation Agreement required by said Section to be satisfied on or prior to the Closing Date.

                              SECTION 5. COVENANTS

     So long as any Loan or Note remains outstanding and unpaid or any other amount is owing to any Lender or the Agent hereunder:

     5.1  Other Activities.
          ----------------

     The Borrower shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

     5.2  Ownership of Properties, Indebtedness.
          -------------------------------------

     The Borrower shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in
Section 5.1, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section 5.1 (including without limitation the Loans and other obligations incurred by the Borrower hereunder).

     5.3  Disposition of Assets.
          ---------------------

     The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Agreements.

     5.4  Compliance with Operative Agreements.
          ------------------------------------

     The Borrower shall at all times (a) observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Lessor, the Owner Trustee or otherwise) under each Operative Agreement to which it is a party and (b) observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations of the Lessor under the Lease, even in the event that the Lease is terminated at stated expiration following a Lease Event of Default or otherwise.

     5.5  Further Assurances.
          ------------------

     At any time and from time to time, upon the written request of the Agent, and at the expense of the Borrower (provided, such amounts shall be reimbursed
                                    --------
or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental
Rent), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent or the Majority Lenders may reasonably request for the purpose of carrying out and effectuating the intent and purpose of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

     5.6  Notices.
          -------

     If on any date, a Responsible Officer of the Borrower shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Borrower will give written notice thereof to the Agent within five (5) Business Days after such date.

     5.7  Discharge of Liens.
          ------------------

     Neither the Borrower nor the Trust Company will create or permit to exist at any time, and will, at its own expense, promptly take such action as may be necessary duly to discharge, or cause to be discharged, all Lessor Liens, provided, that the Borrower and the Trust Company shall not be required to
--------
discharge any Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of any of the Liens contemplated by the Security Documents or involving any danger of the sale, forfeiture or loss of, and shall not materially interfere with the disposition of, any material part of any Property or title thereto or any interest therein or the payment of Rent.

     5.8  Trust Agreement.
          ---------------

     Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee (a) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an adverse effect on the rights or interests of the Agent or the Lenders hereunder or under the other Operative Agreements and
(c) agrees to comply with all of the terms of the Trust Agreement.

                          SECTION 6. EVENTS OF DEFAULT

     Upon the occurrence of any of the following specified events (each an "Event of Default"):
 ----------------

     (a) Except as provided in Sections 6(c), the Borrower shall default in the payment when due of any principal on the Loans or default in the payment when due of any interest on the Loans, and in either such case, such default shall continue for three (3) or more days; or

     (b) Except as provided in paragraphs (a) and (c), the Borrower shall default, and such default shall continue for three (3) or more days, in the payment of any amount owing under any Credit Document; or

     (c) (i) The Borrower shall default in the payment of any amount due on the Maturity Date owing under any Credit Document or (ii) the Borrower shall default in the payment when due of any principal or interest on the Loans payable with regard to any obligation of Lessee to pay Termination Value when due or to pay Basic Rent or Supplemental Rent at such time as any Termination Value is due; or

     (d) The Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any Credit Document to which it is a party (other than those referred to in paragraphs (a), (b) and (c) above), provided, that in the case of any such default under Sections 5.4, 5.5 or
--------
5.8(c), such default shall have continued unremedied for a period of at least thirty (30) days after notice to the Borrower by the Agent or the Majority Lenders, provided, further, if any such default under Sections 5.4, 5.5 or
         --------  -------
5.8(c) is not capable of remedy within such thirty (30) day period but may be remedied with further diligence and if the Borrower has and continues to pursue diligently such remedy, then the Borrower shall be granted additional time to pursue such remedy but in no event more than an additional thirty (30) days.

     (e) Any representation, warranty or statement made or deemed made by the Borrower herein or in any other Credit Document or by the Borrower or any Credit Party in the Participation Agreement, or in any statement or certificate required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

     (f) (i) Any Lease Event of Default shall have occurred and be continuing, or (ii) the Owner Trustee shall default in the due performance or observance by it of any term, covenant or agreement contained in the Participation Agreement or in the Trust Agreement to or for the benefit of the Agent or a Lender, provided, that in the case of this clause (ii) such default shall have continued
--------
unremedied for a period of at least thirty (30) days after notice to the Owner Trustee and Lessee by the Agent or the Majority Lenders, provided, further, that
                                                         --------  -------
in the case of this clause (ii), such default is not capable of remedy within such thirty (30) day period but may be remedied with further diligence and if the Borrower has and continues to pursue diligently such remedy, then the Borrower shall be granted additional time to pursue such remedy but in no event more than an additional thirty (30) days; or

     (g) The Borrower shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case is commenced against the Borrower and the petition is not contravened within ten (10) days after commencement of the case or an involuntary case is commenced against the Borrower and the petition is not dismissed within ninety (90) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower any such proceeding which remains undismissed for a period of ninety (90) days; or the Borrower is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety (90) days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate or partnership action is taken by the Borrower for the purpose of effecting any of the foregoing; or

     (h) Any Security Document shall cease to be in full force and effect, or the Agent ceases to have a perfected first priority security interest in any material portion of the Collateral (subject to Permitted Liens); or

     (i) The Lease shall cease to be enforceable against the Lessee; or

     (j) One (1) or more judgments or decrees shall be entered against the Borrower involving a liability of $100,000 or more in the aggregate for all such judgments and decrees for the Borrower and any such judgments or decrees shall not have been vacated, discharged, satisfied or stayed or bonded pending appeal within sixty (60) days from the entry thereof or any greater time period required by law, then, and in any such event, (A) if such event is an Event of Default specified in paragraph (g) above with respect to the Borrower, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, the following action may be taken: with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"). Except as expressly provided above in this Section 6,
 ------------
presentment, demand, protest and all other notices of any kind are hereby expressly waived to the extent permitted by law.

     Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Agent shall, upon the written instructions of the Majority Secured Parties, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Credit Documents, the Lease and the other Operative Agreements and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

     Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Agent may, and upon request of the Majority Secured Parties shall, proceed to protect and enforce this Agreement, the Notes, the other Credit Documents and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Property or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under applicable laws.

     The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including without limitation all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto.

                              SECTION 7. THE AGENT

     7.1  Appointment.
          -----------

     Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Operative Agreements, and each such Lender irrevocably authorizes the Agent, in such capacity, to execute the Operative Agreements as agent for and on behalf of such Lender, to take such action on behalf of such Lender under the provisions of this Agreement and the other Operative Agreements and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and other Operative Agreements, together with such other powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each of the Lenders hereby specifically acknowledges the terms and provisions of the Participation Agreement and directs the Agent to exercise such powers, make such decisions and otherwise perform such duties as are delegated to the Agent thereunder without being required to obtain any specific consent with respect thereto from any Lender, unless the matter under consideration is a Unanimous Vote Matter or otherwise requires the consent of the Majority Lenders and/or the Majority Secured Parties. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Agreement or otherwise exist against the Agent.

     7.2  Delegation of Duties.
          --------------------

     The Agent may execute any of its duties under this Agreement and the other Operative Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     7.3  Exculpatory Provisions.
          ----------------------

     Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Lenders for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any Credit Party or any officer thereof contained in this Agreement or any other Operative Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Operative Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement or for any failure of the Borrower or any Credit Party to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Agreement, or to inspect the properties, books or records of the Borrower or any Credit Party.

     7.4  Reliance by the Agent.
          ---------------------

     The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including without limitation counsel to the Borrower or the Credit Parties), independent accountants and other experts selected with due care by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Agreement unless it shall first receive such advice or concurrence of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, as it reasonably deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected from the Lenders in acting, or in refraining from acting, under this Agreement and the other Operative Agreements in accordance with a request of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, and such and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes (or all Secured Parties, as the case may be).

     7.5  Notice of Default.
          -----------------

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Secured Parties; provided, that unless and until the Agent shall
                                 --------
have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Secured Parties; provided, further, the foregoing shall not limit (a) the
                     --------  -------
rights of the Majority Secured Parties to elect remedies as set forth in Section 6 and/or (b) the rights of the Majority Secured Parties or all Secured Parties, as the case may be, as described in the Participation Agreement (including without limitation Sections 8.2(h) and 8.6 of the Participation Agreement).

     7.6  Non-Reliance on the Agent and Other Lenders.
          -------------------------------------------

     Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including without limitation any review of the affairs of the Borrower or the Credit Parties, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Credit Parties and made its own decision to make its Loans subject hereto and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or the Credit Parties which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     7.7  Indemnification.
          ---------------

     The Lenders agree to indemnify the Agent, in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 7.7 (or, if indemnification is sought after the date upon which the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against any of them in any way relating to or arising out of, the Commitments, this Agreement, any of the other Operative Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided, that
                                                                 --------
no Lender shall be liable for the payment or any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. The agreements in this Section 7.7 shall survive the payment of the Notes and all other amounts payable hereunder.

     7.8  The Agent in Its Individual Capacity.
          ------------------------------------

     The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or the Credit Parties as though the Agent were not the Agent hereunder and under the other Operative Agreements. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Operative Agreements as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

     7.9  Successor Agent.
          ---------------

     The Agent may resign at any time as the Agent upon thirty (30) days' notice to the Lenders, the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee. If the Agent shall resign as the Agent under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor Agent which successor Agent shall be subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed. If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the Agent may appoint, after consulting with the Lenders and subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed, a successor Agent from among the Lenders. If no successor Agent has accepted appointment as the Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's notice of resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent until such time, if any, as the Majority Lenders appoint a successor Agent, as provided for above. Upon the effective date of such resignation, only such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's rights, powers and duties in such capacity shall be terminated. After any retiring Agent resigns hereunder as the Agent, the provisions of this
Article VII and Section 9.5 shall inure to their respective benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

     7.10 Actions of the Agent on Behalf of Holders.
          -----------------------------------------

     The parties hereto specifically acknowledge and consent to the Agent's acting on behalf of the Holders as provided in the Participation Agreement, and, in any such case, the Lenders acknowledge that the Holders shall be entitled to vote as "Secured Parties" hereunder to the extent required or permitted by the Operative Agreements (including without limitation Sections 8.2(h) and 8.6 of the Participation Agreement).

     7.11 The Agent's Duty of Care.
          ------------------------

     Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder or under any other Operative Agreement, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Lessee shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Lessee. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

     7.12 Applicable Parties.
          ------------------

     The provisions of Section 7, other than the provisions of Section 7.9, are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary or otherwise or any obligations under any provision of Section 7, other than as provided in Section 7.9.

     SECTION 8. MATTERS RELATING TO PAYMENT AND COLLATERAL

     8.1  Collection and Allocation of Payments and Other Amounts.
          -------------------------------------------------------

     The Credit Parties, the Agent, the Lenders, the Holders and the Borrower have agreed pursuant to the terms of Section 8.7 of the Participation Agreement to a procedure for the allocation and distribution of certain payments and distributions, including without limitation the proceeds of Collateral.

     8.2  Certain Remedial Matters.
          ------------------------

     Notwithstanding any other provision of this Agreement or any other Credit
Document:

     (a) the Borrower shall at all times retain to the exclusion of all other parties, all rights to Excepted Payments payable to it and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and

     (b) the Borrower and each Holder shall at all times retain the right, but not to the exclusion of the Agent, (i) to retain all rights with respect to insurance that Article XIV of the Lease specifically confers upon the "Lessor",
(ii) to provide such insurance as the Lessee shall have failed to maintain or as the Borrower or any Holder may desire, and (iii) to enforce compliance by the Lessee with the provisions of Articles VIII, IX, X, XI, XIV and XVII of the Lease.

     8.3  Excepted Payments.
          -----------------

     Notwithstanding any other provision of this Agreement or the Security Documents, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment.

     SECTION 8B. MATTERS RELATING TO GUARANTY OF TRANCHE A OBLIGATIONS

     8B.1. Tranche A Guaranty of Payment and Performance.
           ---------------------------------------------

     Subject to Section 8B.7, the Tranche A Guarantors hereby unconditionally guarantee on a joint and several basis to the Tranche A Lenders the prompt payment and performance of the Tranche A Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) or when such is otherwise to be performed. This Section 8B is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Tranche A Obligations whenever arising. All rights granted to the Tranche A Lenders under this Section 8B shall be subject to the provisions of Sections 8.2(h) and 8.6 of the Participation Agreement.

     8B.2. Obligations Unconditional.
           -------------------------

     The Tranche A Guarantors agree, to the extent permitted by law, that the obligations of the Tranche A Guarantors under this Section 8B are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Tranche A Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this
Section 8B.2 that the obligations of the Tranche A Guarantors hereunder shall be absolute and unconditional under any and all circumstances. The Tranche A Guarantors agree that this Section 8B may be enforced by the Agent on behalf of the Tranche A Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Tranche A Notes or any other of the Operative Agreements or any collateral, if any, hereafter securing the Tranche A Obligations or otherwise and the Tranche A Guarantors hereby waive the right to require the Agent on behalf of the Tranche A Lenders to proceed against any Person (including without limitation any co-guarantor) or to require the Agent on behalf of the Tranche A Lenders to pursue any other remedy or enforce any other right. Each Tranche A Guarantor further agrees not to exercise any right of subrogation, indemnity, reimbursement or contribution against any Person for amounts paid under this Section 8B until such time as the Tranche A Loans, accrued but unpaid interest thereon and all other amounts owing under the Operative Agreements have been paid in full. Without limiting the generality of the waiver provisions of this Section 8B, the Tranche A Guarantors hereby waive any rights to require the Agent on behalf of the Tranche A Lenders to proceed against any Person or to require the Agent on behalf of the Tranche A Lenders to pursue any other remedy or enforce any other right, including without limitation any and all rights under N.C. Gen, Stat. Section 26-7 through 26-9. The Tranche A Guarantors further agree that nothing contained in this Section 8B shall prevent the Agent on behalf of the Tranche A Lenders from suing on any Operative Agreement or foreclosing any security interest in or Lien on any collateral, if any, securing the Tranche A Obligations or from exercising any other rights available to the Agent on behalf of the Tranche A Lenders under any Operative Agreement, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of the Tranche A Guarantors' obligations hereunder; it being the purpose and intent of the Tranche A Guarantors that their obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided, that any amounts due under this Section 8B
                       --------
which are paid to or for the benefit of any Tranche A Lender shall reduce the Tranche A Obligations by a corresponding amount (unless required to be rescinded at a later date). To the extent permitted by law, neither the Tranche A Guarantors' obligations under this Section 8B nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of any firm or by reason of the bankruptcy or insolvency of any Person. The Tranche A Guarantors waive any and all notice of the creation, renewal, extension or accrual of any of the Tranche A Obligations and notice of or proof of reliance by the Agent or any Tranche A Lender upon this Section 8B or acceptance of this Section 8B. The Tranche A Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 8B. All dealings between any or all of the Credit Parties, on the one hand, and the Agent or the Tranche A Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Section 8B.

     8B.3. Modifications.
           -------------

     The Tranche A Guarantors agree that (a) all or any part of the security now or hereafter held for the Tranche A Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) neither the Agent nor any Tranche A Lender shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Tranche A Obligations or the properties subject thereto; (c) the time or place of payment of the Tranche A Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) any or all of the Credit Parties and any other party liable for payment under the Operative Agreements may be granted indulgences generally; (e) any of the provisions of the Notes, the Certificates or any of the other Operative Agreements may be modified, amended or waived; (f) any party (including without limitation any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and
(g) any deposit balance for the credit of any or all of the Credit Parties or any other party liable for the payment of the Tranche A Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Tranche A Obligations, all without notice to or further assent by any Tranche A Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release (except to the extent any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release is expressly for the benefit of such Tranche A Guarantor).

     8B.4. Waiver of Rights.
           ----------------

     Each Tranche A Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 8B by the Agent and any Tranche A Lender and of all extensions of credit or other Advances to any Credit Party by any Tranche A Lender pursuant to the terms of the Operative Agreements; (b) presentment and demand for payment or performance of any of the Tranche A Obligations; (c) protest and notice of dishonor or of default with respect to the Tranche A Obligations or with respect to any security therefor;
(d) notice of the Agent on behalf of the Tranche A Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Tranche A Obligations, or the Agent on behalf of the Tranche A Lenders subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which the Tranche A Guarantors might otherwise be entitled. Notwithstanding anything to the contrary herein, (i) the Tranche A Guarantors' payments hereunder shall be due three (3) days after written demand by the Agent for such payment (unless the Tranche A Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case the Tranche A Guarantors' payments shall be automatically due) and (ii) any modification of the Operative Agreements which has the effect of increasing the Tranche A Obligations shall not be enforceable against the Tranche A Guarantors unless each Tranche A Guarantors executes the document evidencing such modification or otherwise reaffirms its guaranty in writing in connection with such modification.

     8B.5. Reinstatement.

     The obligations of the Tranche A Guarantors under this Section 8B shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Tranche A Obligations is rescinded or must be otherwise restored by any holder of any of the Tranche A Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Tranche A Guarantors agree that each of them will indemnify the Agent and each Tranche A Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Agent and/or any Tranche A Lender in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     8B.6. Remedies.
           --------

     The Tranche A Guarantors agree that, as between the Tranche A Guarantors, on the one hand, and the Agent and each Tranche A Lender, on the other hand, the Tranche A Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements (and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Tranche A Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Tranche A Obligations being deemed to have become automatically due and payable), such Tranche A Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Tranche A Guarantors in accordance with the applicable provisions of the Operative Agreements.

     8B.7. Limitation of Tranche A Guaranty.
           --------------------------------

     Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, to the extent the Tranche A Obligations shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Tranche A Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

     Subject to Section 8B.5, upon the satisfaction of the Tranche A Obligations in full, regardless of the source of payment, the Tranche A Guarantors' obligations hereunder shall be deemed satisfied, discharged and terminated other than indemnifications set forth herein that expressly survive.

     8B.8. Payment of Amounts to the Agent.
           -------------------------------

     Each Tranche A Lender hereby instructs the Tranche A Guarantors, and the Tranche A Guarantors hereby acknowledge and agree, that until such time as the Tranche A Loans are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 of the Participation Agreement.

     SECTION 8C. MATTERS RELATING TO GUARANTY OF COMPANY OBLIGATIONS

     8C.1. Guaranty of Payment and Performance of Company Obligations.
           ----------------------------------------------------------

     Subject to Section 8C.7, US Oncology hereby unconditionally guarantees to the Financing Parties the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) or when such is otherwise to be performed. This Section 8C is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Company Obligations whenever arising. All rights granted to the Financing Parties under this Section 8C shall be subject to the provisions of Sections 8.2(h) and 8.6 of the Participation Agreement.

     8C.2. Obligations Unconditional.
           -------------------------

     US Oncology agrees, to the extent permitted by law, that the obligations of US Oncology under this Section 8C are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Company Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this Section 8B.2 that the obligations of US Oncology hereunder shall be absolute and unconditional under any and all circumstances. US Oncology agrees that this Section 8C may be enforced by the Agent on behalf of the Financing Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes, the Certificates or any other of the Operative Agreements or any collateral, if any, hereafter securing the Company Obligations or otherwise and US Oncology hereby agrees not to exercise the right to require the Agent on behalf of the Financing Parties to proceed against any Person (including without limitation any co-guarantor) or to require the Agent on behalf of the Financing Parties to pursue any other remedy or enforce any other right. US Oncology further agrees not to exercise any right of subrogation, indemnity, reimbursement or contribution against any Person for amounts paid under this Section 8C until such time as the

Loans, Holder Advances accrued but unpaid interest thereon, accrued but unpaid Holder Yield and all other amounts owing under the Operative Agreements have been paid in full. Without limiting the generality of the waiver provisions of this Section 8C, US Oncology hereby waives any rights to require the Agent on behalf of the Financing Parties to proceed against any Person or to require the Agent on behalf of the Financing Parties to pursue any other remedy or enforce any other right, including without limitation any and all rights under N.C. Gen, Stat. Section 26-7 through 26-9. US Oncology further agrees that nothing contained in this Section 8C shall prevent the Agent on behalf of the Financing Parties from suing on any Operative Agreement or foreclosing any security interest in or Lien on any collateral, if any, securing the Company Obligations or from exercising any other rights available to the Agent on behalf of the Financing Parties under any Operative Agreement, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of US Oncology's obligations hereunder; it being the purpose and intent of US Oncology that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided, that any amounts due under this
                                 --------
Section 8C which are paid to or for the benefit of any Financing Party shall reduce the Company Obligations by a corresponding amount (unless required to be rescinded at a later date). To the extent permitted by law, neither US Oncology's obligations under this Section 8C nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of any firm or by reason of the bankruptcy or insolvency of any Person. US Oncology waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by the Agent or any Financing Party upon this Section 8C or acceptance of this Section 8C. The Company Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 8C. All dealings between any or all of the Credit Parties, on the one hand, and the Agent or the Financing Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Section 8C (except to the extent any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release is expressly for the benefit of US Oncology).

     8C.3. Modifications.
           -------------

     US Oncology agrees that (a) all or any part of the security now or hereafter held for the Company Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) neither the Agent nor any Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) any or all of the Credit Parties and any other party liable for payment under the Operative Agreements may be granted indulgences generally; (e) any of the provisions of the Notes, the Certificates or any of the other Operative Agreements may be modified, amended or waived; (f) any party (including without limitation any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of any or all of the Credit Parties or any other party liable for the payment of the Company Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Company Obligations, all without notice to or further assent by US Oncology, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

     8C.4. Waiver of Rights.
           ----------------

     US Oncology expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 8C by the Agent and any Financing Party and of all extensions of credit or other Advances to any Credit Party by any Financing Party pursuant to the terms of the Operative Agreements; (b) presentment and demand for payment or performance of any of the Company Obligations; (c) protest and notice of dishonor or of default with respect to the Company Obligations or with respect to any security therefor; (d) notice of the Agent on behalf of the Financing Parties obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or the Agent on behalf of the Financing Parties subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which US Oncology might otherwise be entitled. Notwithstanding anything to the contrary herein, (i) US Oncology's payments hereunder shall be due three (3) days after written demand by the Agent for such payment (unless the Company Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case US Oncology's payments shall be automatically due) and (ii) any modification of the Operative Agreements which has the effect of increasing the Company Obligations shall not be enforceable against the US Oncology unless US Oncology executes the document evidencing such modification or otherwise reaffirms its guaranty in writing in connection with such modification.

     8C.5. Reinstatement.
           -------------

     The obligations of US Oncology under this Section 8C shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Company Obligations is rescinded or must be otherwise restored by any holder of any of the Company Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and US Oncology agrees that US Oncology will indemnify the Agent and each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Agent and/or any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     8C.6. Remedies.
           --------

     US Oncology agrees that, as between US Oncology, on the one hand, and the Agent and each Financing Party, on the other hand, the Company Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements

(and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Company Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Company Obligations being deemed to have become automatically due and payable), such Company Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by US Oncology in accordance with the applicable provisions of the Operative Agreements.

     8C.7. Limitation of Guaranty.
           ----------------------

     Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, to the extent the Company Obligations shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of US Oncology hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

     Subject to Section 8C.5, upon the satisfaction of the Company Obligations in full, regardless of the source of payment, US Oncology's obligations hereunder shall be deemed satisfied, discharged and terminated other than indemnifications set forth herein that expressly survive.

     8C.8. Payment of Amounts to the Agent.
           -------------------------------

     Each Financing Party hereby instructs US Oncology, and US Oncology hereby acknowledges and agrees, that until such time as the Loans, Holder Advances, and all other amounts due and payable under the Operative Agreements are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in
Section 8.7 of the Participation Agreement.

                             SECTION 9 MISCELLANEOUS

     9.1  Amendments and Waivers.
          ----------------------

     None of the terms or provisions of this Agreement may be terminated, amended, supplemented, waived or modified except in accordance with the terms of
Section 12.4 of the Participation Agreement.

     9.2  Notices.
          -------

     All notices required or permitted to be given under this Agreement shall be given in accordance with Section 12.2 of the Participation Agreement.

     9.3  No Waiver; Cumulative Remedies.
          ------------------------------

     No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     9.4  Survival of Representations and Warranties.
          ------------------------------------------

     All representations and warranties made by the Borrower under the Operative Agreements shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans subject hereto.

     9.5  Payment of Expenses and Taxes.
          -----------------------------

     The Borrower agrees to (with funds provided by the Lessee as Supplemental
Rent): (a) pay all reasonable out-of-pocket costs and expenses of (i) the Agent whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution and delivery of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of Moore & Van Allen, PLLC) and any amendment, waiver or consent relating thereto (including without limitation the reasonable fees and disbursements of counsel to the Agent) and (ii) the Agent and upon the occurrence and during the continuance of an Event of Default each of the Lenders in connection with the enforcement of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of counsel for the Agent and for each of the Lenders) and (b) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such stamp or similar taxes.

     9.6  Successors and Assigns; Participations and Assignments.
          ------------------------------------------------------

     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

     9.7  Participations.

     Subject to and in accordance with Section 10.1 of the Participation Agreement, any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one (1) or more Persons engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business (each, a "Participant") participating interests
                                          -----------
in any Loan owing to such Lender, any Note held by such Lender, or any other interest of such Lender hereunder and under the other Operative Agreements; provided, that any such sale of a participating interest shall be in a principal
--------
amount of at least $2,000,000 or such lesser amount (to the extent such Lender's interest in this Agreement and the Notes is less than $2,000,000) which may be sold without violating the provisions of the following proviso; provided,
                                                                --------
further, no Lender shall sell any participating interest, when taken together
-------
with all other participating interests, if any, sold by such Lender or such lesser amount constitutes such Lender's entire interest in this Agreement and the Notes, except that the foregoing shall not prohibit a Lender from selling to an Affiliate of such Lender a participation in all of such Lender's rights and obligations under this Agreement and the Notes so long as such participation would not give rise to a "prohibited transaction" under ERISA with respect to the Borrower or the Lessee. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the Notes, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the Notes. In no event shall any Participant have any right to approve any amendment or waiver of any provision of this Agreement or any other Operative Agreement, or any consent to any departure by the Borrower or any other Person therefrom, except to the extent that such amendment, waiver or consent would (a) reduce the principal of, or interest on, any Loan or Note, or postpone the date of the final maturity of any Loan or Note, or reduce the amount of any Lender Facility Fee, in each case to the extent subject to such participation or (b) release all or substantially all of the Collateral. The Borrower agrees that, while an Event of Default shall have occurred and be continuing, if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interests in amounts owing directly to it as a Lender under this Agreement or any Note, provided, that in purchasing such participating
                            --------
interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 9.10(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided, that such
                                                     --------
Participant shall have complied with the requirements of said Sections and provided, further, that no Participant shall be entitled to receive any greater
--------  -------
amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

     9.8  Assignments.
          -----------

     (a) Subject to and in accordance with Sections 9.1 and 10.1 of the Participation Agreement, any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Eligible Assignee (each, a "Purchasing Lender") all or any part of its
                                   -----------------
rights and obligations under this Agreement and the other Operative Agreements pursuant to an Assignment and Acceptance, substantially in the form of Exhibit
                                                                       -------
B, executed by such Purchasing Lender, such assigning Lender (and, in the case
-
of a Purchasing Lender that is not a Lender or an affiliate thereof, subject to
Section 9.1 of the Participation Agreement, by the Borrower and the Agent) and delivered to the Agent for its acceptance and recording in the Register; provided, that no such assignment to a Purchasing Lender (other than any Lender
--------
or any affiliate thereof) shall be in an aggregate principal amount less than $2,500,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement and the Notes). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding anything to the contrary in this Agreement, no such assignment shall be made to a Purchasing Lender without the prior written consent of the Borrower, not to be unreasonably withheld, and, unless requested by the relevant Purchasing Lender and/or assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 6(g) shall have occurred and be continuing.

     (b) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not a Lender or an affiliate thereof, by the Borrower (or, subject to Section 9.1 of the Participation Agreement, the Lessee) and the Agent) together with payment to the Agent of a registration and processing fee of $3,500 (which shall not be payable by the Borrower or the Lessee, except as otherwise provided in connection with an assignment requested in accordance with
Section 2.11(b)), the Agent shall (i) promptly accept such Assignment and Acceptance and (ii) promptly after the effective date determined pursuant thereto, record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, shall execute and deliver to the Agent new Notes (in exchange for the Notes of the assigning Lender), each in an amount equal to the Loans purchased by the relevant Purchasing Lender pursuant to such Assignment and Acceptance, and, if the assigning Lender has retained any Loan hereunder, new Notes to the order of the assigning Lender, each in an amount equal to the Loans retained by it hereunder. Such new Notes shall be dated the effective date of the applicable Assignment and Acceptance and shall otherwise be in the form of the Notes replaced thereby.

     (c) Each Purchasing Lender (other than any Lender organized and existing under the laws of the U.S. or any political subdivision in or of the U.S.), by executing and delivering an Assignment and Acceptance,

          (i) agrees to execute and deliver to the Agent, as promptly as practicable, four (4) signed copies (two (2) for the Agent and two (2) for delivery by the Agent to the Borrower) of Form W-8BEN or Form W-8ECI (or any successor form or comparable form) (it being understood that if the applicable form is not so delivered, payments under or in respect of this Agreement may be subject to withholding and deduction);

          (ii) represents and warrants to the Borrower and the Agent that the form so delivered is true and accurate and that, as of the effective date of the applicable Assignment and Acceptance, each of such Purchasing Lender's lending offices is entitled to receive payments of principal and interest under or in respect of this Agreement without withholding or deduction for or on account of any taxes imposed by the U.S. Federal government;

          (iii) agrees to annually hereafter deliver to each of the Borrower and the Agent not later than December 31 of the year preceding the year to which it will apply, two (2) further properly completed signed copies of Form W-8BEN or Form W-8ECI (or any successor form or comparable form), as appropriate, unless an event has occurred which renders the relevant form inapplicable (it being understood that if the applicable form is not so delivered, payments under or in respect of this Agreement may be subject to withholding and deduction);

          (iv) agrees to promptly notify the Borrower and the Agent in writing if it ceases to be entitled to receive payments of principal and interest under or in respect of this Agreement without withholding or deduction for or on account of any taxes imposed by the U.S. or any political subdivision in or of the U.S. (it being understood that payments under or in respect of this Agreement may be subject to withholding and deduction in such event);

          (v) acknowledges that in the event it ceases to be exempt from withholding and/or deduction of such taxes, the Agent may withhold and/or deduct the applicable amount from any payments to which such assignee Lender would otherwise be entitled, without any liability to such assignee Lender therefor; and

          (vi) agrees to indemnify the Borrower and the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or expenses that result from such assignee Lender's breach of any such representation, warranty or agreement.

     (d) Any Lender party to this Agreement may, from time to time and without the consent of the Borrower or any other Person, pledge or assign for security purposes any portion of its Loans or any other interests in this Agreement and the other Credit Documents to any Federal Reserve Bank.

     9.9  The Register; Disclosure; Pledges to Federal Reserve Banks.
          ----------------------------------------------------------

     (a) The Agent shall maintain for the benefit of the Lenders at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and
                        --------
addresses of the Lenders, the Commitments of the Lenders, and the principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of clearly demonstrable error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable notice.

     (b) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

     9.10 Adjustments; Set-off.
          --------------------

     (a) Except as otherwise expressly provided in Section 8.1 hereof and
Section 8.7 of the Participation Agreement where, and to the extent, one (1) Lender is entitled to payments prior to other Lenders, if any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its
 -----------------
Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 6(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such
                     --------  -------
excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the event of such recovery, but without interest.

     (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each of the Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived (to the extent permitted by law), to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Agent or such Lender (including without limitation by branches and agencies of the Agent or such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Agent or such Lender under this Agreement or under any of the other Operative Agreements, including without limitation all interests in obligations of the Borrower purchased by any such Lender pursuant to Section 9.10(a), and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective of whether or not the Agent or such Lender shall have made any demand and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     9.11 Counterparts.
          ------------

     This Agreement may be executed by one (1) or more of the parties to this Agreement on any number of separate counterparts (including without limitation by telecopy), and all of said counterparts taken together shall be deemed to constitute one (1) and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

     9.12 Severability.
          ------------

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.13 Integration.
          -----------

     This Agreement and the other Credit Documents represent the agreement of the Borrower, the Agent, and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

     9.14 GOVERNING LAW.
          -------------

     THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     9.15 SUBMISSION TO JURISDICTION; VENUE; ARBITRATION.
          ----------------------------------------------

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
------- --------

     9.16 Acknowledgements.
          ----------------

     The Borrower hereby acknowledges that:

     (a) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Agent and the Lenders, on one (1) hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (b) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

     9.17 WAIVERS OF JURY TRIAL.
          ---------------------

     THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     9.18 Nonrecourse.
          -----------

     In addition to and not in limitation of Section 12.9 of the Participation Agreement, anything to the contrary contained in this Agreement or in any other Operative Agreement notwithstanding, no officer, director or shareholder (other than a Credit Party) of any party to any Operative Agreement shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Agreement, the Notes or any of the other Operative Agreements. The Agent and the Lenders agree that, in the event any of them pursues any remedies available to them under this Agreement, the Notes or any other Operative Agreement, neither the Agent nor the Lenders shall have any recourse against the Borrower, nor any officer, director or shareholder (other than a Credit Party) of any party to any Operative Agreement, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate and the Credit Parties; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate in respect of any and all liabilities, obligations and undertakings contained in this Agreement, the Notes or any other Operative Agreement. The Agent and the Lenders further agree that the Borrower shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except to the extent that payments of
          --------------------
Supplemental Rent designated by the Lessee for application to such Supplemental Amounts shall have been paid by the Lessee pursuant to the Lease (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Borrower for the purposes of Section 6). Notwithstanding the foregoing provisions of this Section 9.18, nothing in this Agreement or any other Operative Agreement shall (a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Credit Document, (b) limit the right of the Agent or any Lender to name the Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of any guaranty (whether of payment and/or performance) given to the Lessor, the Agent or the Lenders, or of any indemnity agreement given by the Borrower, in connection with the Loans made hereunder.

     9.19 USURY SAVINGS PROVISION.
          -----------------------

     NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT OR ANY OTHER AGREEMENT, INSTRUMENT OR OTHER DOCUMENT, IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. ANY PAYMENTS HEREUNDER OR IN CONNECTION HEREWITH CONSTITUTING INTEREST UNDER ANY APPLICABLE LAW FROM TIME TO TIME IN EFFECT MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO (INCLUDING ALL OF THE OPERATIVE AGREEMENTS) ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION OR THE EARLY TERMINATION OF THE LEASE FOR ANY REASON), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS AGREEMENT OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW NOR SHALL ANY PROVISION CREATE AN OBLIGATION TO PAY UNEARNED INTEREST IN VIOLATION OF APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER AGREEMENT, INSTRUMENT OR OTHER DOCUMENT, UNEARNED INTEREST WOULD BE PAYABLE OR INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH AGREEMENTS, INSTRUMENTS OR OTHER DOCUMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW AGREEMENT, INSTRUMENT OR OTHER DOCUMENT. IF THE AGENT, ANY LENDER OR ANY OTHER FINANCING PARTY SHALL EVER RECEIVE ANYTHING OF VALUE WHICH CONSTITUTES INTEREST UNDER ANY APPLICABLE LAW FROM TIME TO TIME WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER ANY NOTE OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO THE BORROWER OR ANY OTHER

PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND NEITHER THE AGENT NOR ANY LENDER INTENDS TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO THE AGENT OR ANY LENDER SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT AND EACH NOTE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

     9.20 Acceptances and Agreements.
          --------------------------

     Each of the Credit Parties (other than US Oncology) executing this Agreement as a Tranche A Guarantor is doing so for the sole purpose of accepting and agreeing to the provisions of Sections 8B.1 through 8B.8, and US Oncology is executing this Agreement for the sole purposes set forth above its signature hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               WELLS FARGO BANK NORTHWEST,
                               NATIONAL ASSOCIATION, not individually,
                               except as expressly stated herein, but solely as the Owner Trustee under the AOR Trust 1997-1


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                           [Signature pages continued]

                               FIRST UNION NATIONAL BANK, as the Agent
                               and a Lender


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                           [Signature pages continued]

                               UBS AG, STAMFORD BRANCH, as a Lender


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                           [Signature pages continued]

                               GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                           [Signature pages continued]

                               BANKERS TRUST COMPANY, as a Lender


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                           [Signature pages continued]

                               JPMORGAN CHASE BANK, as a Lender


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                           [Signature pages continued]

           US ONCOLOGY HAS EXECUTED THIS AGREEMENT FOR THE PURPOSE OF
       ACCEPTING AND AGREEING TO THE PROVISIONS OF SECTIONS 8B.1 THROUGH
        8B.8 AND SECTIONS 8C.1 THROUGH 8C.8 OF THIS AGREEMENT AND HEREBY
        CONFIRMS THAT THIS AGREEMENT SHALL BE DEEMED A CREDIT AGREEMENT
       OF US ONCOLOGY. THE OBLIGATION OF US ONCOLOGY PURSUANT TO SECTIONS
      8B.1 THROUGH 8B.8 AND 8C.1 THROUGH 8C.8 CONSTITUTE OBLIGATIONS UNDER
                          THE LESSEE CREDIT AGREEMENT.

US ONCOLOGY, INC., as the Guarantor and as a Tranche A Guarantor


By:
    ---------------------------------------------
Name: Bruce D. Broussard
Title: Chief Financial Officer

AOR SYNTHETIC REAL ESTATE, INC., as a Tranche A Guarantor
AOR REAL ESTATE, INC., as a Tranche A Guarantor
US ONCOLOGY CORPORATE, INC., as a Tranche A Guarantor
RMCC CANCER CENTER, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF OREGON, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF INDIANA, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF MISSOURI, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF ARIZONA, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF SOUTH CAROLINA, INC., as a Tranche A Guarantor AOR MANAGEMENT COMPANY OF OKLAHOMA, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC., as a Tranche A Guarantor AOR MANAGEMENT COMPANY OF VIRGINIA, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF NORTH CAROLINA, INC., as a Tranche A Guarantor AOR MANAGEMENT COMPANY OF NEW YORK, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF FLORIDA, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF NEVADA, INC., as a Tranche A Guarantor
AOR HOLDING COMPANY OF INDIANA, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF TEXAS, INC., as a Tranche A Guarantor
AORT HOLDING COMPANY, INC., as a Tranche A Guarantor
AORIP, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF ALABAMA, INC., as a Tranche A Guarantor PHYSICIAN RELIANCE NETWORK, INC., as a Tranche A Guarantor
US ONCOLOGY RESEARCH, INC., as a Tranche A Guarantor
TOPS PHARMACY SERVICES, INC., as a Tranche A Guarantor
AOR MANAGEMENT COMPANY OF CENTRAL FLORIDA, INC., as a Tranche A Guarantor AOR MANAGEMENT COMPANY OF OHIO, INC., as a Tranche A Guarantor
GREENVILLE RADIATION CARE, INC., as a Tranche A Guarantor

                           [Signature pages continued]

PHYSICIAN RELIANCE HOLDINGS, LLC, as a Tranche A Guarantor
PRN PHYSICIAN RELIANCE, LLC, as a Tranche A Guarantor


By:
    ---------------------------------------------
Name: Bruce D. Broussard
Title: Vice President of each of the foregoing Entities


AOR OF TEXAS MANAGEMENT LIMITED
PARTNERSHIP, a Texas limited partnership, as a Tranche A Guarantor


By: AOR MANAGEMENT COMPANY OF TEXAS, INC.,
    a Delaware corporation, as general partner


By:
    ---------------------------------------------
Name: Bruce D. Broussard
Title: Vice President


AOR OF INDIANA MANAGEMENT PARTNERSHIP,
an Indiana general partnership, as a Tranche A Guarantor


By: AOR MANAGEMENT COMPANY OF INDIANA, INC.,
    a Delaware corporation, as general partner


By:
    ---------------------------------------------
Name: Bruce D. Broussard
Title: Vice President


By: AOR HOLDING COMPANY OF INDIANA, INC.,
    a Delaware corporation, as general partner


By:
    ---------------------------------------------
Name: Bruce D. Broussard
Title: Vice President

                           [Signature pages continued]

PHYSICIAN RELIANCE, LP,
a Texas limited partnership, as a Tranche A Guarantor


By: PRN PHYSICIAN RELIANCE, LLC,
    a Texas limited liability company,
    as general partner


By:
    ---------------------------------------------
Name: Bruce D. Broussard
Title: Vice President

                              [Signature pages end]

                                                    Tranche A                   Tranche B
                                                    Commitment                  Commitment
                                          ---------------------------   --------------------------
Name and Address of Lenders                   Amount       Percentage      Amount       Percentage
---------------------------               --------------   ----------   -------------   ----------
First Union National Bank                 $13,390,852.81    21.8750%    $1,827,457.56     21.850%
c/o Wachovia Securities, Inc.
TW17
301 South College Street
Charlotte, North Carolina  28288-0166
Attention: Ms. Gabrielle Altschuler,
           Capital Markets Services
Telephone: (704) 383-1967
Telecopy:  (704) 383-8108

UBS AG, Stamford Branch                   $13,390,852.83    21.8750%    $1,827,457.56     21.850%
Banking Products Services, 6th Floor
677 Washington Boulevard
Stamford, Connecticut 06901
Attention: Luke Goldsworthy
Telephone: (203) 719-0481
Telecopy:  (203) 719-4176

General Electric Capital Corporation
GE Healthcare Financial Services          $13,390,852.83    21.8750%    $1,827,457.56     21.850%
20225 Watertower Boulevard, Suite 300
Brookfield, Wisconsin 53045
Attention: Richard S. Berger
Telephone: (262) 798-4500
Telecopy:  (262) 798-4530

Bankers Trust Company                     $11,477,873.85    18.7500%    $1,566,392.20    18.7500%
31 West 52nd Street
Mail Stop NYC01-0705
New York, New York 10019
Attention: Diane Rolfe
Telephone: (646) 324-2194
Telecopy:  (646) 324-7456

JPMorgan Chase Bank                       $ 9,564,894.88    15.6250%    $1,305,326.83    15.6250%
717 Travis, 8th Floor South
Houston, Texas 77002
Attention: Jerry L. Boyd
Telephone: (713) 216-0401
Telecopy:  (713) 216-0409

TOTAL                                     $61,215,327.20        100%    $8,354,091.71        100%

                                   EXHIBIT A-1
                                   -----------

                       AMENDED AND RESTATED TRANCHE A NOTE

                                AOR TRUST 1997-1

                                                                        , 200
                                                             -----------     --

     FOR VALUE RECEIVED, the undersigned, WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the AOR Trust 1997-1 (the "Borrower"), hereby unconditionally promises to
                                 --------
pay to the order of [Lender] (the "Lender"), at the office of First Union
                                   ------
National Bank, located at c/o Wachovia Securities, Inc., TW17, 301 South College Street, Charlotte, North Carolina 28288-0166 or at such other address as may be specified by First Union National Bank, in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the aggregate unpaid principal amount of all Tranche A Loans made or held by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche A Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

     This Note (a) is one (1) of the Notes referred to in the Amended and Restated Credit Agreement dated as of February 1, 2002, as amended from time to time (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and
 ----------------
financial institutions from time to time parties thereto and First Union National Bank, as the Agent, (b) is subject to the provisions of the Credit Agreement (including without limitation Sections 9.18 and 9.19 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one (1) or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     This Note amends, restates and replaces that certain Tranche A Note dated [December 31, 1997] (as amended, modified, supplemented, restated and/or replaced from time to time prior to the date hereof, the "Existing Tranche A
                                                          ------------------
Note") executed by the Borrower in favor of the Lender. This Note is intended
----
to, and shall, evidence the same indebtedness evidenced by the Existing Tranche A Note, and this Note is not intended to, and shall not, constitute a novation of the Existing Tranche A Note.

                               WELLS FARGO BANK NORTHWEST,
                               NATIONAL ASSOCIATION, not ndividually, but solely as the Owner Trustee under the AOR Trust 1997-1


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                                   EXHIBIT A-2
                                   -----------

                       AMENDED AND RESTATED TRANCHE B NOTE

                                AOR TRUST 1997-1

                                                                        , 200
                                                               ---------     --

     FOR VALUE RECEIVED, the undersigned, WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the AOR Trust 1997-1 (the "Borrower"), hereby unconditionally promises to
                                 --------
pay to the order of [Lender] (the "Lender") at the office of First Union
                                   ------
National Bank located at c/o Wachovia Securities, Inc., TW17, 301 South College Street, Charlotte, North Carolina 28288-0166 or at such other address as may be specified by First Union National Bank, in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the aggregate unpaid principal amount of all Tranche B Loans made or held by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche B Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information
                 ----- -----
endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

     This Note (a) is one (1) of the Notes referred to in the Amended and Restated Credit Agreement dated as of February 1, 2002, as amended from time to time (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and
 ----------------
financial institutions from time to time parties thereto and First Union National Bank, as the Agent, (b) is subject to the provisions of the Credit Agreement (including without limitation Sections 9.18 and 9.19 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one (1) or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                                      A2-1

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     This Note amends, restates and replaces that certain Tranche B Note dated [December 31, 1997] (as amended, modified, supplemented, restated and/or replaced from time to time prior to the date hereof, the "Existing Tranche B
                                                          ------------------
Note") executed by the Borrower in favor of the Lender. This Note is intended
----
to, and shall, evidence the same indebtedness evidenced by the Existing Tranche B Note, and this Note is not intended to, and shall not, constitute a novation of the Existing Tranche B Note.

                               WELLS FARGO BANK NORTHWEST,
                               NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the AOR Trust 1997-1


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                                      A2-2

                                    EXHIBIT B
                                    ---------

                            ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Amended and Restated Credit Agreement, dated as of February 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WELLS FARGO BANK NORTHWEST, NATIONAL
           ----------------
ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the AOR Trust 1997-1 (the "Owner Trustee" or the "Borrower"), the Lenders
                                 -------------          --------
named therein and FIRST UNION NATIONAL BANK, as the Agent. Unless otherwise defined herein, terms defined in the Credit Agreement (or pursuant to Section 1 of the Credit Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Credit Agreement.

                          (the "Assignor") and                 (the "Assignee")
     --------------------       --------       ---------------       --------
agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the
Effective Date (as defined below), a    % interest (the "Assigned Interest") in
                                     ---                 -----------------
and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as are set forth on Schedule 1 hereto (the "Assigned Facility"), in a principal amount for
         ----------              -----------------
the Assigned Facility as set forth on Schedule 1.
                                      ----------

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other obligor or the performance or observance by the Borrower, or any other obligor of any of their respective obligations under the Credit Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note held by it evidencing the Assigned Facility and requests that the Agent exchange such Note for a new Note payable to the Assignor and (if the Assignor has retained any interest in the Assigned Facility) a new Note payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Credit Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Lender including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to
Section 11.2(e) of the Participation Agreement.

     4. The effective date of this Assignment and Acceptance shall be         ,
                                                                      --------
20   (the "Effective Date"). Following the execution of this Assignment and
  --       --------------
Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to Section 9.9 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Agent).

     5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including without limitation payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Operative Agreements.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.
                            ----------

                               [Name of Assignor]


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------


                               [Name of Assignee]


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                               Consented To:

                               WELLS FARGO BANK NORTHWEST,
                               NATIONAL ASSOCIATION, not individually,
                               but solely as the Owner Trustee under the AOR Trust 1997-1


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------


                               FIRST UNION NATIONAL BANK, as the Agent


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

[consents required only to the extent expressly provided in Section 9.8 of the Credit Agreement]

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
             RELATING TO THE AMENDED AND RESTATED CREDIT AGREEMENT,
                          DATED AS OF FEBRUARY 1, 2002,
                                      AMONG
                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                NOT INDIVIDUALLY,
                        BUT SOLELY AS THE OWNER TRUSTEE,
                            THE LENDERS NAMED THEREIN
                                       AND
                     FIRST UNION NATIONAL BANK, AS THE AGENT
                 FOR THE LENDERS (IN SUCH CAPACITY, THE "AGENT")

Name of Assignor:
                  ----------------------------------

Name of Assignee:
                  ----------------------------------

Effective Date of Assignment:
                              ----------------------

     Credit Principal     Commitment
     Facility Assigned    Amount Assigned   Percentage Assigned
     -----------------    ---------------   -------------------

     ----------------     $------------     ------------%


     [Name of Assignor]


     By:
         ---------------------------------------------
     Name:
           -------------------------------------------
     Title:
            ------------------------------------------


     [Name of Assignee]


     By:
         ---------------------------------------------
     Name:
           -------------------------------------------
     Title:
            ------------------------------------------